Exhibit 99.1

SeaWorld Entertainment, Inc. Appoints Michelle F. Adams as Chief Financial Officer and Treasurer

ORLANDO, FL, June 17, 2022 - SeaWorld Entertainment, Inc. (NYSE: SEAS), a leading theme park and entertainment company, today announced that Michelle “Chelle” F. Adams will assume the role of Chief Financial Officer (CFO) and Treasurer effective today.

Ms. Adams served as the Chief Financial Officer of The Cosmopolitan of Las Vegas where she was responsible for oversight of the company’s day-to-day external and internal accounting and reporting functions, driving business transformation and process improvement across the organization, and playing a key role in the successful sale of The Cosmopolitan of Las Vegas last month. Prior to joining The Cosmopolitan of Las Vegas, Adams was the Partner-in-charge of the Hospitality and Gaming Industry Group at RubinBrown LLP and a Manager at Deloitte & Touche LLP.

“We are thrilled to have Chelle join our leadership team.  Chelle brings strong finance experience and a long and successful track record as a leader in the leisure and hospitality industries,” said Marc Swanson, Chief Executive Officer of SeaWorld Entertainment, Inc.

“I am excited to join Marc, the senior leadership team, and the SeaWorld ambassadors in this executive role,” said Adams. “I’ve been a fan and guest of the SeaWorld family of parks, and an admirer of the business, for many years. SeaWorld is an incredible company with an irreplaceable set of assets, an exceptionally high quality and resilient business model, and an extremely talented group of ambassadors. Together, we will work to continue to improve on our execution of the strategic plan to realize the full potential of this amazing company and significantly increase value for all stakeholders.”

Adams continued, “I also want to express how proud I am to join an organization and team that is so committed to the highest standard of animal care and makes enormous and important contributions to conservation, animal rescue, research and education.”

Adams replaces Elizabeth Castro Gulacsy, who previously announced her intention to retire from SeaWorld as CFO effective December 31, 2022, or upon the appointment of her successor, if earlier.  Elizabeth will continue to remain with the Company for the next several months and then serve in a consulting capacity with the Company for an extended period to ensure a smooth transition.

“On behalf of the Board and the whole company, I want to sincerely thank Elizabeth for her invaluable contributions over the past ten years at SeaWorld,” said Scott Ross, Chairman of the Board of SeaWorld Entertainment, Inc. “We are all grateful that the team will continue to benefit from Elizabeth’s experience and support over the next several months as she helps transition her responsibilities.”

About Chelle Adams

Adams served as the Chief Financial Officer of The Cosmopolitan of Las Vegas since 2015. Prior to this role, she served as the Vice President of Finance and Corporate Controller from May 2014 to May 2015 and the Chief Internal Auditor from August 2012 to April 2014.

Prior to her tenure at The Cosmopolitan of Las Vegas, Adams was with RubinBrown LLP from 2003 to 2012 serving as the Partner-in-charge of the Hospitality and Gaming Industry Group and the Partner-in-charge of Risk Services for the Business Advisory Services Group.   She began her public accounting career at Deloitte & Touche in 1998, serving as a staff accountant for Assurance and Advisory Services and a Manager within the Enterprise Risk Services Group.

Adams is a Certified Public Accountant with a Bachelor of Science in Accounting degree from Truman State University.

About SeaWorld Entertainment, Inc.

SeaWorld Entertainment, Inc. (NYSE: SEAS) is a leading theme park and entertainment company providing experiences that matter, and inspiring guests to protect animals and the wild wonders of our world. The Company is one of the world’s foremost zoological organizations and a global leader in animal welfare, training, husbandry, and veterinary care. The Company collectively cares for what it believes is one of the largest zoological collections in the world and has helped lead advances in the care of animals. The Company also rescues and rehabilitates marine and terrestrial animals that are ill, injured, orphaned, or abandoned, with the goal of returning them to the wild. The SeaWorld® rescue team has helped more than 40,000 animals in need over the Company’s history.  SeaWorld Entertainment, Inc. owns or licenses a portfolio of recognized brands including SeaWorld®, Busch Gardens®, Aquatica®, Sesame Place® and Sea Rescue®. Over its more than 60-year history, the Company has built a diversified portfolio of 12 destination and regional theme parks that are grouped in key markets across the United States, many of which showcase its one-of-a-kind zoological collection. The Company’s theme parks feature a diverse array of rides, shows and other attractions with broad demographic appeal which deliver memorable experiences and a strong value proposition for its guests.

Copies of this and other news releases as well as additional information about SeaWorld Entertainment, Inc. can be obtained online at www.seaworldentertainment.com. Shareholders and prospective investors can also register to automatically receive the Company’s press releases, SEC filings and other notices by e-mail by registering at that website.

Forward-Looking Statements

In addition to historical information, this press release contains statements relating to future results (including certain projections and business trends) that are “forward-looking statements” within the meaning of the federal securities laws. The Company generally uses the words such as “might,” “will,” “may,” “should,” “estimates,” “expects,” “continues,” “contemplates,” “anticipates,” “projects,” “plans,” “potential,” “predicts,” “intends,” “believes,” “forecasts,” “future,” “guidance,” “targeted,” “goal” and variations of such words or similar expressions in this press release and any attachment to identify forward-looking statements. All statements, other than statements of historical facts included in this press release, including statements concerning plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, results of operations, financial position, business outlook, earnings guidance, business trends and other information are forward-looking statements. The forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. All expectations, beliefs, estimates and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond management’s control, that could cause actual results to differ materially from the forward-looking statements contained in this press release, including among others: COVID-19 or any related mutations and its impact on the Company’s business and the economy in general; failure to hire and/or retain  employees; factors beyond the Company’s control adversely affecting attendance and guest spending at its theme parks, including, but not limited to, weather, natural disasters, foreign exchange rates, consumer confidence, the potential spread of travel-related health concerns including pandemics and epidemics, travel related concerns, and governmental actions; complex federal and state regulations governing the treatment of animals, which can change, and claims and lawsuits by activist groups before government regulators and in the courts; activist and other third-party groups and/or media can pressure governmental agencies, vendors, partners, and/or regulators, bring action in the courts or create negative publicity about us; incidents or adverse publicity concerning the Company’s theme parks, the theme park industry and/or zoological facilities; a decline in discretionary consumer spending or consumer confidence; risks affecting the States of Florida, California and Virginia which generate a significant portion of the Company’s revenues such as natural disasters, closures due to pandemics, severe weather and travel-related disruptions or incidents; seasonal fluctuations in operating results, inability to compete effectively in the highly competitive theme park industry; interactions between animals and the Company’s employees and its guests at attractions at its theme parks, animal exposure to infectious disease; high fixed cost structure of theme park operations; changing consumer tastes and preferences; cyber security risks and failure to maintain the integrity of internal or guest data; technology interruptions or failures that impair access to the Company’s websites and/or information technology systems; increased labor costs, including wage increases, and employee health and welfare benefits; inability to grow the business or fund theme park capital expenditures, inability to realize the benefits of developments, restructurings, acquisitions or other strategic initiatives, and the impact of the costs associated with such activities; inability to remediate an identified material weakness on a timely basis; adverse litigation judgments or settlements; inability to protect the Company’s intellectual property or the infringement on intellectual property rights of others; the loss of licenses and permits required to exhibit animals or the violation of laws and regulations; unionization activities and/or labor disputes; inability to maintain certain commercial licenses; restrictions in its debt agreements limiting flexibility in operating the business; inability to retain the Company’s current credit ratings; the Company’s leverage; inadequate insurance coverage; inability to purchase or contract with third party manufacturers for rides and attractions or construction delays; environmental regulations, expenditures and liabilities; suspension or termination of any of the Company’s business licenses, including by legislation at federal, state or local levels; delays, restrictions or inability to obtain or maintain permits; financial distress of strategic partners or other counterparties; tariffs or other trade restrictions; actions of activist stockholders; the ability of Hill Path Capital LP and its affiliates to significantly influence its decisions; the policies of the U.S. President and his administration or any change to tax laws; changes in the method for determining LIBOR and the potential replacement of LIBOR may affect its cost of capital; mandates related to COVID-19 vaccinations for employees; changes or declines in its stock price, as well as the risk that securities analysts could downgrade the Company’s stock or its sector; risks associated with the Company’s capital allocation plans and share repurchases, including the risk that its share repurchase program could increase volatility and fail to enhance stockholder value and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” in the Company’s most recently available Annual Report on Form 10-K, as such risks, uncertainties and factors may be updated in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). Although the Company believes that these statements are based upon reasonable assumptions, it cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this press release. There can be no assurance that (i) the Company has correctly measured or identified all of the factors affecting its business or the extent of these factors’ likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) the Company’s strategy, which is based in part on this analysis, will be successful. Except as required by law, the Company undertakes no obligation to update or revise forward-looking statements to reflect new information or events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available from the SEC’s EDGAR database at www.sec.gov and via the Company’s website at www.seaworldinvestors.com).

CONTACT:

Investor Relations:

Matthew Stroud

Investor Relations

855-797-8625

Investors@SeaWorld.com

Media:

Lisa Cradit

SVP – Head of Communications

(646) 245-2476

Lisa.cradit@seaworld.com

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